                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2003

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           OHIO                            1-1000               38-1054690
----------------------------            -----------          -------------------
(STATE OR OTHER JURISDICTION            (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)



            2400 E. GANSON STREET, JACKSON, MICHIGAN      49202
            ----------------------------------------      -----
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

On January 10, 2003, Sparton Corporation, a Ohio Corporation (the "Company") issued a press release announcing that the Board of Directors of the Company has approved a five (5%) stock dividend on the Company's common stock, par value $1.25 per share (the "Common Stock").

The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Exhibit 99.1        Press Release, dated January 10, 2003 issued by Sparton
                    Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SPARTON CORPORATION


                                                /s/ David W. Hockenbrocht
                                                -------------------------------
                                                    David W. Hockenbrocht
                                                    Chief Executive Officer
                                                    January 10, 2003

                                INDEX TO EXHIBITS

--------------------------------------------------------------------------------

EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1               Press Release, dated January 10, 2003 issued by
                           Sparton Corporation.